            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

                          FORM 8-K

                      CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934


   Date of Report ( Date of earliest event reported):
                   September 12, 1996




      	       PARACELSUS HEALTHCARE CORPORATION
 (Exact name of registrant as specified in its charter)


California              1-12055              95-3565943
(State or other      (Commission          (IRS Employer
 Jurisdiction)        File Number)   Identification No.)


515 W. Greens Road, Suite 800,  Houston, Texas   77067
(Address of principal executive offices)


Registrant's telephone number, including area code:
                   (713) 873-6623








               This report contains 3 pages.


















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ITEM 8.    CHANGE IN FISCAL YEAR

On September 12, 1996, the Company elected to change its fiscal year-end from September 30 to December 31. The Company will file a Form 10-Q covering the transition period from October 1, 1995 to December 31, 1995 by October 27, 1996, and a Form 10-Q for the third quarter of the new December 31 year-end within 45 days after September 30, 1996.




















































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                        SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Paracelsus Healthcare Corporation
                                           (Registrant)



                                              /s/ JAMES G. VANDEVENDER
Dated: September 12, 1996                 By:_________________________
                                               James G. VanDevender
                                            Executive Vice President
                                             Chief Financial Officer
                                                  & Director